                          DELAWARE GROUP TAX-FREE FUND

                     Delaware Tax-Free USA Intermediate Fund

           Supplement to the Funds' Prospectus dated October 31, 2003


The following replaces the information in the section of the Prospectus titled "What are the Fund's fees and expenses?" on page 10:

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.


CLASS                                                          A              B              C
------------------------------------------------------------- -------------- -------------- --------------
Maximum sales charge (load) imposed on                             2.75%          none           none
  purchases as a percentage of offering price
------------------------------------------------------------- -------------- -------------- --------------
Maximum contingent deferred sales charge
    (load) as a percentage of original purchase
     price or redemption price, whichever is lower                 none(1)       2.00%(2)       1.00%(3)
------------------------------------------------------------- -------------- -------------- --------------
Maximum sales charge (load) imposed on                             none           none           none
  reinvested dividends
------------------------------------------------------------- -------------- -------------- --------------
Redemption fees                                                    none           none           none
------------------------------------------------------------- -------------- -------------- --------------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------------ ------------ -------------- -----------------
Management fees                                                    0.50%          0.50%         0.50%
------------------------------------------------------------ ------------ -------------- -----------------
Distribution and service (12b-1) fees(4)                           0.30%          1.00%         1.00%
------------------------------------------------------------ ------------ -------------- -----------------
Other expenses                                                     0.37%          0.37%         0.37%
------------------------------------------------------------ ------------ -------------- -----------------
Total annual fund operating expenses                               1.17%          1.87%         1.87%
------------------------------------------------------------ ------------ -------------- -----------------
Fee waivers and payments(5)                                       (0.37%)        (0.22%)       (0.22%)
------------------------------------------------------------ ------------ -------------- -----------------
Net expenses                                                       0.80%          1.65%         1.65%
------------------------------------------------------------ ------------ -------------- -----------------


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(7)                     A           B                    B             C                   C
                                                  (if redeemed)                     (if redeemed)
---------------- ------------- ------------ ------------------- ------------- -------------------
1 year                   $354         $168                $368          $168                $268
---------------- ------------- ------------ ------------------- ------------- -------------------
3 years                  $600         $566                $666          $566                $566
---------------- ------------- ------------ ------------------- ------------- -------------------
5 years                  $866         $991                $991          $991                $991
---------------- ------------- ------------ ------------------- ------------- -------------------
10 years               $1,624       $1,743              $1,743        $2,172              $2,172
---------------- ------------- ------------ ------------------- ------------- -------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within one year of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 2.00%, which declines to 1.00% during the second and third years and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. The Fund's distributor has contracted to limit the Class A shares 12b-1 fee through October 31, 2004 to no more than 0.15% of average daily net assets.
(5) The investment manager has contracted to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.65% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(7) Class B shares automatically convert to Class A shares at the end of the fifth year. Information for years six through ten reflects expenses of the Class A shares.


This Supplement is dated November 25, 2003.